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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: February 14, 2000


                              DIGITAL BRIDGE, INC.
                    Formerly Black Stallion Management, Inc.
             (Exact name of registrant as specified in its charter)


          Nevada                       0-26755                    88-0409147
(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)               Identification #)


             1860 El Camino Real, #100, Burlingame, California 94010
                    (Address of Principal Executive Offices)


                                 (650) 552-0604
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


            --------------------------------------------------------
          (Former name or former address, if changed since last report)

              7432 South Carling Circle, Salt Lake City, Utah 84121




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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              N/A

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              N/A

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              N/A

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              N/A

ITEM 5.       OTHER EVENTS

              On February 14, 2000, the Registrant changed its name to "Digital Bridge, Inc." pursuant to the filing of a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada. Along with the change of the corporate name, the Registrant's CUSIP number for its common stock has changed to 2538G108 and the symbol under which the Registrant's common stock trades is "DBGI.".

ITEM 6.       REGISTRATION OF REGISTRANT'S DIRECTORS

              N/A

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibit A: Certificate of Amendment to the Articles of Incorporation of Black Stallion Management, Inc.

ITEM 8.       CHANGES IN REGISTRANT'S FISCAL YEAR

              N/A

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DIGITAL BRIDGE, INC.
                                              (Registrant)

                                                  /s/Charles Bronitsky
                                              By: ------------------------------
                                                  Charles Bronitsky, President

Dated: March 2, 2000




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                              EXHIBIT A TO FORM 8-K
                              ---------------------




                            CERTIFICATE OF AMENDMENT

                                       TO

                          THE ARTICLES OF INCORPORATION

                                       OF

                         BLACK STALLION MANAGEMENT, INC.


TO:      THE SECRETARY OF STATE OF NEVADA

         The undersigned corporation, a Nevada corporation, for the purpose of amending its Articles of Incorporation pursuant to the Nevada General Corporation Law, hereby certifies:

         1. ARTICLE I of the Articles of Incorporation is amended to read as follows:

                                    ARTICLE I
                                      NAME

         The name of the corporation is Digital Bridge, Inc.

         2. No other changes to the Articles of Incorporation as originally filed on July 10, 1996 are incorporated into this Certificate of Amendment to the Articles of Incorporation.

         3. This Certificate of Amendment to the Articles of Incorporation was duly adopted by a majority of the outstanding stock entitled to vote in accordance with the General Corporation Law of the State of Nevada, after being proposed by the Board of Directors and adopted by the directors in the manner and by the vote prescribed by the General Corporation Law of the State of Nevada.



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         IN WITNESS WHEREOF, Black Stallion Management, Inc. has caused this certificate of Amendment to be signed by its President and its Secretary this 14th day of February, 2000.

                                                BLACK STALLION
                                                MANAGEMENT, INC.


                                                By:  /s/ Charles Bronitsky
                                                   -----------------------------
                                                   Charles Bronitsky, President


                                                By:  /s/ Aaron Lang
                                                   -----------------------------
                                                   Aaron Lang



STATE OF CALIFORNIA          )
                                      ) ss.
COUNTY OF SAN MATEO          )

         On this 14th day of February, 2000, before me, the undersigned Notary Public, personally appeared Charles Bronitsky and Aaron Lang, proven to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                                  /s/    Adelaida P. Payte
                                                  ------------------------------
                                                  Notary Public